Exhibit 10.1

LENDER JOINDER AGREEMENT

THIS LENDER JOINDER AGREEMENT (this “Agreement”), dated as of January 26, 2017, to the Credit Agreement referenced below is by and among MUFG Union Bank N.A. (the “New Lender”), DYCOM INDUSTRIES, INC., a Florida corporation (the “Borrower”), the Guarantors, and BANK OF AMERICA, N.A., as Administrative Agent.

W I T N E S S E T H

WHEREAS, pursuant to that Credit Agreement, dated as of December 3, 2012 (as amended, restated, amended and restated, modified, supplemented, increased or extended from time to time, the “Credit Agreement”), by and among the Borrower, the Guarantors party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, the Lenders have agreed to provide the Borrower with a revolving credit facility and term loan facilities;

WHEREAS, pursuant to Section 2.01(c) of the Credit Agreement, the Borrower has requested that the New Lender provide a portion of an Incremental Credit Facility under the Credit Agreement; and

WHEREAS, the New Lender has agreed to provide a portion of such Incremental Credit Facility on the terms and conditions set forth herein and to become a “Lender” under the Credit Agreement in connection therewith;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Capitalized terms used but not defined herein shall have the meaning provided to such terms in the Credit Agreement.

2.    The New Lender hereby agrees to provide a Term Loan Commitment to the Borrower in an amount equal to its Term Loan Commitment set forth on Schedule 2.01 attached hereto. The New Lender’s Applicable Percentage of the aggregate amount of Term Loan Commitments as of the date hereof shall be as set forth on Schedule 2.01 attached hereto. The existing Schedule 2.01 to the Credit Agreement shall be deemed to be amended to include the information set forth on Schedule 2.01 attached hereto.

3.    The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and, based on such information, has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (v) attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement (including pursuant to Section 3.01(e) of the Credit Agreement), duly completed and executed by the New Lender;

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and (b) agrees that it will (i) independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents and (ii) perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

4.    The Applicable Rate with respect to the Additional Term Loan established pursuant to this Agreement shall be the Applicable Rate set forth in the Credit Agreement.

5.    The Maturity Date for the Additional Term Loan established pursuant to this Agreement shall be Maturity Date set forth in the Credit Agreement.

6.    The Borrower shall repay the outstanding principal amount of the Additional Term Loan established pursuant to this Agreement in installments on the dates and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05 of the Credit Agreement), unless accelerated sooner pursuant to Section 9.02 of the Credit Agreement; provided that if the payment date set forth below is not a Business Day, payment shall be due on the immediately preceding Business Day:

Payment Dates	Principal Amortization Payment
April 30, 2017	$437,500.00
July 31, 2017	$437,500.00
October 31, 2017	$437,500.00
January 31, 2018	$437,500.00
April 30, 2018	$656,250.00
July 31, 2018	$656,250.00
October 31, 2018	$656,250.00
January 31, 2019	$656,250.00
April 30, 2019	$875,000.00
July 31, 2019	$875,000.00
October 31, 2019	$875,000.00
January 31, 2020	$875,000.00

The Outstanding Amount of the Additional Term Loan established pursuant to this Agreement, together with unpaid accrued interest, shall be due and payable in full on the Maturity Date.

7.    Each of the Credit Parties agrees that, as of the date hereof, the New Lender shall (a) be a party to the Credit Agreement, (b) be a “Lender” for all purposes of the Credit Agreement and the other Credit Documents and (c) have the rights and obligations of a Lender under the Credit Agreement and the other Credit Documents.

8.    The address of the New Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by the New Lender to the Administrative Agent.

9.    This Agreement may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by telecopier, facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

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10.    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

NEW LENDER:	MUFG UNION BANK N.A. By: /s/ Mustafa Khan Name: Mustafa Khan Title: Director
BORROWER:	DYCOM INDUSTRIES, INC., a Florida corporation By: /s/ H. Andrew DeFerrari Name: H. Andrew DeFerrari Title: Senior Vice President and Chief Financial Officer [Signatures continue on next page]

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GUARANTORS:
ANSCO & ASSOCIATES, LLC
a Delaware limited liability company
APEX DIGITAL, LLC
a Delaware limited liability company
BLAIR PARK SERVICES, LLC
a Delaware limited liability company

BROADBAND EXPRESS, LLC
a Delaware limited liability company
BROADBAND INSTALLATION
SERVICES, LLC
a Delaware limited liability company

C-2 UTILITY CONTRACTORS, LLC
a Delaware limited liability company
CABLECOM, LLC
a Delaware limited liability company
CAVO BROADBAND
COMMUNICATIONS, LLC
a Delaware limited liability company

CCLC, INC.
a Delaware corporation

By: /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer
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CLEARLIGHT TECHNOLOGIES, LLC
a Minnesota limited liability company

CMI SERVICES, LLC
a Florida limited liability company
COMMUNICATIONS CONSTRUCTION
GROUP, LLC
a Delaware limited liability company

DYCOM CAPITAL MANAGEMENT, INC.
a Delaware corporation

DYCOM CORPORATE IDENTITY, INC.
a Delaware corporation
DYCOM IDENTITY, LLC
a Delaware limited liability company
DYCOM INVESTMENTS, INC.
a Delaware corporation
ENGINEERING ASSOCIATES, LLC
a Georgia limited liability company
ERVIN CABLE CONSTRUCTION, LLC
a Delaware limited liability company
FIBER TECHNOLOGIES
SOLUTIONS, LLC,
a Delaware limited liability company
GLOBE COMMUNICATIONS, LLC
a North Carolina limited liability company
GOLDEN STATE UTILITY CO.
a Delaware corporation

IVY H. SMITH COMPANY, LLC
a Delaware limited liability company

By: /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer
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KANAAN COMMUNICATIONS, LLC
a Delaware limited liability company
LAMBERT’S CABLE SPLICING
COMPANY, LLC
a Delaware limited liability company

LOCATING, INC.
a Washington corporation
NEOCOM SOLUTIONS, LLC
a Georgia limited liability company

NICHOLS CONSTRUCTION, LLC
a Delaware limited liability company
NIELS FUGAL SONS COMPANY, LLC
a Delaware limited liability company

NORTH SKY COMMUNICATIONS, LLC
a Delaware limited liability company
PARKSIDE SITE & UTILITY COMPANY
CORPORATION
a Delaware corporation
PARKSIDE UTILITY CONSTRUCTION, LLC
a Delaware limited liability company
PAULEY CONSTRUCTION, LLC
an Arizona limited liability company

PBG ACQUISITION V, LLC
a Delaware limited liability company
POINT TO POINT COMMUNICATIONS, INC.
a Louisiana corporation

By: /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer
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PRECISION VALLEY COMMUNICATIONS
OF VERMONT, LLC
a Delaware limited liability company

PRINCE TELECOM, LLC
a Delaware limited liability company

PROFESSIONAL TELECONCEPTS, LLC
an Illinois limited liability company

PROFESSIONAL TELECONCEPTS, LLC
a New York limited liability company

RJE TELECOM, LLC
a Delaware limited liability company

SAGE TELECOMMUNICATIONS CORP.
OF COLORADO, LLC
a Colorado limited liability company

SPECTRUM WIRELESS SOLUTIONS, LLC
a Delaware limited liability company

STAR CONSTRUCTION, LLC
a Delaware limited liability company

STEVENS COMMUNICATIONS, LLC
a Delaware limited liability company
TCS COMMUNICATIONS, LLC
a Delaware limited liability company
TELCOM CONSTRUCTION, INC.
a Minnesota corporation
TESINC, LLC
a Delaware limited liability company

TJADER & HIGHSTROM UTILITY
SERVICES, LLC
a Delaware limited liability company

By: /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer
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TRAWICK CONSTRUCTION COMPANY, LLC
a Florida limited liability company
TRIPLE-D COMMUNICATIONS, LLC
a Delaware limited liability company
UNDERGROUND SPECIALTIES, LLC
a Delaware limited liability company
UTILIQUEST, LLC
a Georgia limited liability company
VCI CONSTRUCTION, LLC
a Delaware limited liability company
VCI UTILITY SERVICES HOLDINGS, LLC
a Delaware limited liability company
WHITE MOUNTAIN CABLE
CONSTRUCTION, LLC
a Delaware limited liability company

By: /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer
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MIDTOWN EXPRESS, LLC
a Delaware limited liability company
By: /s/ William P. Healy
Name: William P. Healy
Title: President

OSP SERVICES, LLC
a Delaware limited liability company
By: /s/ William J. Ptak
Name: William J. Ptak
Title: President
VCI UTILITY SERVICES, LLC
a Delaware limited liability company
By: /s/ Frank G. Madera
Name: Frank G. Madera
Title: President

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Accepted and Agreed:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Aamir Saleem
Name: Aamir Saleem
Title: Vice President

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Schedule 2.01 to Lender Joinder Agreement

LENDERS AND COMMITMENTS

Lender	Term Loan Commitment	Applicable Percentage of Term Loan Commitments
MUFG Union Bank N.A.	$35,000,000.00	100.000000000%

Total:	$35,000,000.00	100.000000000%

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